CASH TRUST SERIES, INC.



Prime Cash Series, Treasury Cash Series, Government Cash Series, Municipal

Cash Series



PROSPECTUS



This prospectus offers shares in Prime Cash Series (the "Prime Fund"),

Treasury Cash Series (the "Treasury Fund"), Government Cash Series (the

"Government Fund"), and Municipal Cash Series (the "Municipal Fund"). Each of

these Funds is a separate money market portfolio of Cash Trust Series, Inc.

(the "Company"), an open-end management investment company (a mutual fund).

Except for the Municipal Fund, each Fund seeks current income consistent with stability of principal and liquidity. The Municipal Fund seeks current income exempt from federal regular income tax consistent with stability of principal.



THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. EACH FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO DO SO.



This prospectus contains the information you should read and know before you invest in any of the Funds. Keep this prospectus for future reference.



Each Fund has also filed a Statement of Additional Information dated

September 30, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in each Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of a

Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling

1-800-341-7400. To obtain other information, or make inquiries about a Fund,

contact your financial institution. The Statement of Additional Information,

material incorporated by reference into this document, and other information regarding the Funds is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated September 30, 1998



TABLE OF CONTENTS



Summary of Fund Expenses  1



Financial Highlights - Prime Cash Series  2



Financial Highlights - Treasury Cash Series  3



Financial Highlights - Government Cash Series  4



Financial Highlights - Municipal Cash Series  5



General Information  6

Year 2000 Statement  6



Investment Information  6

Investment Objective  6

Investment Policies  6

Acceptable Investments  6

More About the Municipal Fund  9

Investment Limitations  10



Fund Information  10

Management of the Funds  10

Distribution of Shares  11

Administration of the Funds  12



Net Asset Value  12



How to Purchase Shares  12

Purchasing Shares Through a Financial Institution  12

Purchasing Shares by Wire  12

Purchasing Shares by Check  12

Special Purchase Features  13



How to Redeem Shares  13

Redeeming Shares Through a Financial Institution  13

Redeeming Shares by Telephone  13

Redeeming Shares by Mail  13

Special Redemption Features  14



Account and Share Information  14

Dividends  14

Capital Gains  14

Account Activity  14

Accounts with Low Balances  14

Voting Rights  14



Tax Information  14

Federal Income Tax  14

State and Local Taxes  15



Performance Information  15



SUMMARY OF FUND EXPENSES



SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                             None

Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                  None

Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption

proceeds, as applicable)                                                                                  None

Redemption Fee (as a percentage of amount redeemed, if applicable)                                        None

Exchange Fee                                                                                              None


ANNUAL OPERATING EXPENSES

(As a percentage of average net assets)



                                                             PRIME        TREASURY   GOVERNMENT   MUNICIPAL

                                                          CASH SERIES   CASH SERIES  CASH SERIES  CASH SERIES


Management Fee (after waiver)(1)                               0.32%        0.45%         0.41%         0.40%

12b-1 Fee(2)                                                   0.10%        0.10%         0.10%         0.10%

Total Other Expenses                                           0.58%        0.45%         0.49%         0.51%

Shareholder Services Fee                                  0.25%        0.25%         0.25%         0.25%

Total Operating Expenses(3)                                    1.00%        1.00%         1.00%         1.01%




(1)  The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is

0.50%.



(2) The maximum 12b-1 fee is 0.35%.



(3) The Total Fund Operating Expenses would have been 1.18%, 1.24%, 1.27%, and

1.11% absent the voluntary waivers of a portion of the management fees for

Prime Cash Series, Treasury Cash Series, Government Cash Series, and

Municipal Cash Series Funds, respectively.



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Funds will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.



EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5%

annual return and (2) redemption at the end of each time period



                                 PRIME        TREASURY   GOVERNMENT   MUNICIPAL

                              CASH SERIES   CASH SERIES  CASH SERIES  CASH SERIES


1 Year                           $ 10          $ 10         $ 10         $ 10

3 Years                          $ 32          $ 32         $ 32         $ 32

5 Years                          $ 55          $ 55         $ 55         $ 56

10 Years                         $122          $122         $122         $124






The above example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.



FINANCIAL HIGHLIGHTS - PRIME CASH SERIES



 (For a share outstanding throughout each period)



The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated July 10, 1998, on the Fund's financial statements for the year ended May 31, 1998, and on the following table for each of the periods presented, is included in the Annual Report,

which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.







                                                                             YEAR ENDED MAY 31,

                         1998         1997        1996         1995        1994       1993       1992      1991      1990(a)


NET ASSET VALUE,

BEGINNING OF PERIOD     $ 1.00       $ 1.00       $ 1.00       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00

INCOME FROM

INVESTMENT

OPERATIONS

Net investment

income                    0.05         0.05         0.05         0.05      0.02        0.03       0.04       0.07      0.06

LESS DISTRIBUTIONS

Distributions from

net investment

income                   (0.05)       (0.05)       (0.05)       (0.05)     (0.02)     (0.03)     (0.04)     (0.07)    (0.06)

NET ASSET VALUE,

END OF PERIOD           $ 1.00       $ 1.00       $ 1.00       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00

TOTAL RETURN(B)           4.83%        4.64%        4.90%        4.60%      2.48%      2.61%      4.37%      6.99%     6.56%

RATIOS TO AVERAGE

NET ASSETS

Expenses                  1.00%        0.99%        0.99%        0.99%      0.99%      0.99%      0.98%      0.94%     0.73%*

Net investment

income                    4.73%        4.55%        4.78%        4.57%      2.45%      2.58%      4.21%      6.50%     7.82%*

Expense waiver/

reimbursement(c)          0.18%        0.20%        0.38%        0.20%      0.18%      0.15%      0.22%      0.44%     0.46%*

SUPPLEMENTAL DATA

Net assets,

end of period

(000 omitted)        $3,748,034   $2,363,382   $1,539,235   $1,027,083   $791,147   $796,832   $750,016   $562,465  $189,254


* Computed on an annualized basis.



 (a) Reflects operations for the period from August 18,1989 (date of initial public investment) to May 31, 1990.



 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT, DATED MAY 31, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.







FINANCIAL HIGHLIGHTS - TREASURY CASH SERIES



 (For a share outstanding throughout each period)



The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated July 10, 1998, on the Fund's financial statements for the year ended May 31, 1998, and on the following table for each of the periods presented, is included in the Annual Report,

which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.





                                                         YEAR ENDED MAY 31,

                          1998       1997       1996       1995      1994       1993        1992        1991      1990(a)


NET ASSET VALUE,

BEGINNING OF PERIOD       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00      $ 1.00    $ 1.00

INCOME FROM

INVESTMENT OPERATIONS

Net investment income       0.05       0.04       0.05       0.04       0.02       0.02       0.04       0.07      0.02

LESS DISTRIBUTIONS

Distributions from

net investment income      (0.05)     (0.04)     (0.05)     (0.04)     (0.02)     (0.02)     (0.04)     (0.07)    (0.02)

NET ASSET VALUE,

END OF PERIOD             $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00    $ 1.00

TOTAL RETURN(B)             4.70%      4.50%      4.83%      4.34%      2.37%      2.47%      4.24%      6.83%     2.42%

RATIOS TO AVERAGE

NET ASSETS

Expenses                    1.00%      0.99%      0.99%      0.99%      0.99%      0.99%      0.98%      0.88%     0.60%*

Net investment income       4.60%      4.41%      4.70%      4.26%      2.33%      2.46%      4.18%      6.39%     7.75%*

Expense waiver/

reimbursement(c)            0.24%      0.03%      0.29%      0.08%      0.10%      0.04%      0.04%      0.22%     0.44%*

SUPPLEMENTAL DATA

Net assets,

end of period

(000 omitted)            $821,484   $771,164   $593,730   $424,091   $427,005   $532,334   $638,761   $713,430  $127,800






 *  Computed on an annualized basis.



 (a) Reflects operations for the period from February 7, 1990 (date of initial public investment) to May 31, 1990.



 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT, DATED MAY 31, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.



FINANCIAL HIGHLIGHTS - GOVERNMENT CASH SERIES



 (For a share outstanding throughout each period)



The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated July 10, 1998, on the Fund's financial statements for the year ended May 31, 1998, and on the following table for each of the periods presented, is included in the Annual Report,

which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.





                                                                     YEAR ENDED MAY 31,

                                   1998       1997        1996     1995      1994       1993       1992      1991   1990(a)


NET ASSET VALUE,

 BEGINNING OF PERIOD              $ 1.00     $ 1.00    $ 1.00     $ 1.00     $ 1.00   $ 1.00     $ 1.00    $ 1.00    $ 1.00

INCOME FROM

INVESTMENT OPERATIONS

Net investment income               0.05       0.04      0.05       0.04       0.02     0.03       0.04      0.07      0.06

LESS DISTRIBUTIONS

Distributions from net

investment income                  (0.05)     (0.04)    (0.05)     (0.04)     (0.02)   (0.03)     (0.04)    (0.07)    (0.06)

NET ASSET VALUE,

 END OF PERIOD                    $ 1.00     $ 1.00    $ 1.00     $ 1.00     $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00

TOTAL RETURN(B)                    4.73%       4.54%     4.85%      4.43%      2.45%     2.54%     4.33%     6.80%     6.53%

RATIOS TO AVERAGE

NET ASSETS

Expenses                           1.00%      0.99%      0.99%      0.99%      0.99%     0.99%     0.98%     0.94%     0.73%*

Net investment income              4.62%      4.45%      4.75%      4.35%      2.41%     2.53%     4.25%     6.48%     7.74%*

Expense waiver/

reimbursement(c)                   0.27%      0.10%      0.30%      0.08%      0.09%     0.06%     0.06%     0.13%     0.32%*

SUPPLEMENTAL DATA

Net assets,

end of period

(000 omitted)                  $557,184   $530,367   $448,129   $453,096   $401,334  $400,231  $550,675  $631,718  $493,995






 *  Computed on an annualized basis.



 (a) Reflects operations for the period from August 23, 1989 (date of initial public investment) to May 31, 1990.



 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT, DATED MAY 31, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.





FINANCIAL HIGHLIGHTS - MUNICIPAL CASH SERIES



 (For a share outstanding throughout each period)



The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated July 10, 1998, on the Fund's financial statements for the year ended May 31, 1998, and on the following table for each of the periods presented, is included in the Annual Report,

which is incorporated by reference. This table should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Fund.





                                                                       YEAR ENDED MAY 31,

                                           1998     1997     1996     1995     1994    1993     1992     1991      1990(a)


NET ASSET VALUE,

 BEGINNING OF PERIOD                      $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00

INCOME FROM INVESTMENT OPERATIONS

Net investment income                       0.03     0.03     0.03     0.03     0.02     0.03     0.04     0.05     0.04

LESS DISTRIBUTIONS

Distributions from net investment income   (0.03)   (0.03)   (0.03)   (0.03)   (0.02)   (0.03)   (0.04)   (0.05)   (0.04)

NET ASSET VALUE, END OFPERIOD             $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00

TOTAL RETURN(B)                             2.90%    2.80%    3.04%    2.84%    1.83%    2.11%    3.53%    5.24%    4.68 %

RATIOS TO AVERAGE NET ASSETS

Expenses                                    1.01%    0.99%    0.99%    0.99%    0.99%    0.99%    0.98%    0.94%    0.73%*

Net investment income                       2.86%    2.75%    2.99%    2.76%    1.81%    2.10%    3.42%    5.02%    5.76%*

Expense waiver/reimbursement(c)             0.10%    0.09%    0.33%    0.05%    0.06%    0.03%    0.03%    0.17%    0.45%*

SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)  $647,813 $515,060 $478,605 $445,164 $574,801 $456,205 $516,814 $403,151 $195,897






 * Computed on an annualized basis.



 (a) Reflects operations for the period from August 25, 1989 (date of initial public investment) to May 31, 1990.



 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT, DATED MAY 31, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.



GENERAL INFORMATION



The Company was established as a Maryland corporation under Articles of

Incorporation dated February 1, 1993. The Articles of Incorporation permit the Company to offer separate series of shares representing interests in separate portfolios of securities. Each Fund is designed for customers of financial institutions such as banks, fiduciaries, custodians of public funds, investment advisers, and broker/dealers as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $10,000 is required, except for retirement plans. The Municipal Fund may not be a suitable investment for retirement plans because it invests in municipal securities.



Each Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.



YEAR 2000 STATEMENT



Like other mutual funds and business organizations worldwide, the Funds'

service providers (among them, the adviser, distributor, administrator and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after

January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900.

Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Funds and their service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Funds' operations.



INVESTMENT INFORMATION



INVESTMENT OBJECTIVE



Except for the Municipal Fund, the investment objective of each Fund is current income consistent with stability of principal and liquidity. The investment objective of the Municipal Fund is current income exempt from federal regular income tax consistent with stability of principal. An investment objective cannot be changed without shareholder approval. While there is no assurance that a Fund will achieve its investment objective, each endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.



INVESTMENT POLICIES



Each Fund pursues its investment objective by investing in a portfolio of money market securities maturing in 13 months or less. All securities must be denominated and payable in U.S. dollars. The average maturity of the securities in each Fund's portfolio, computed on a dollar-weighted basis,

will be 90 days or less. The Municipal Fund has a fundamental policy that at least 80% of its annual interest income will be exempt from federal regular income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Directors (the "Directors") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.



ACCEPTABLE INVESTMENTS



The Prime Fund invests in high quality money market instruments that are either rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to: domestic issues of corporate debt obligations, including variable rate demand notes; commercial paper

(including Canadian Commercial Paper and Europaper); certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions

("Bank Instruments"); short-term credit facilities; asset-backed securities;

obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities; and other money market instruments.



The Treasury Fund invests only in U.S. Treasury securities which are fully guaranteed as to principal and interest by the United States. These investments include repurchase agreements collateralized fully by U.S.

Treasury securities.



The Government Fund invests only in U.S. government securities. These investments include repurchase agreements collateralized fully by U.S.

government securities. These instruments are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to: direct obligations of the U.S. Treasury,

such as U.S. Treasury bills, notes, and bonds; notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States; notes, bonds,

and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S.

government will provide financial support to other agencies or instrumentalities since it is not obligated to do so. These instrumentalities are supported by: the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.



The Municipal Fund invests primarily in debt obligations issued by or on behalf of states, territories, and possessions of the United States,

including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax

("Municipal Securities"). Examples of Municipal Securities include, but are not limited to: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues; bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds; municipal commercial paper and other short-

term notes; variable rate demand notes; municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

participation, trust, and partnership interests in any of the foregoing obligations.



VARIABLE RATE DEMAND NOTES



Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Prime Fund and the Municipal Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Prime Fund and the

Municipal Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit these Funds to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Prime Fund and the Municipal Fund treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.



BANK INSTRUMENTS



The Prime Fund invests in Bank Instruments that are either issued by an institution having capital, surplus and undivided profits over $100 million,

or insured by the Bank Insurance Fund or the Savings association Insurance

Fund. Bank Instruments may include Eurodollar Certificates of Deposit

("ECDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Eurodollar Time

Deposits ("ETDs"). The Prime Fund will treat securities credit enhanced with a bank's letter of credit as Bank Instruments.



ASSET-BACKED SECURITIES



The Prime Fund invests in asset-backed securities that are issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. These securities may take the form of beneficial interests in special purpose trusts, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement,

payments on the securities depend predominantly upon collections of the loans and receivables held by the issuer.



SHORT-TERM CREDIT FACILITIES



The Prime Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporation, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand.

Under these arrangements, the borrower may reborrow funds during the term of the facility. The Prime Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.



REPURCHASE AGREEMENTS



Certain securities in which the Funds invest may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks,

broker/dealers, and other recognized financial institutions sell securities to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities.



AGENCY MASTER DEMAND NOTES



The Government Fund may enter into master demand notes with various federal agencies and instrumentalities. Under a master demand note, the Government

Fund has the right to increase or decrease the amount of the note on a daily basis within specified maximum and minimum amounts. Master demand notes also normally provide for full or partial repayment upon seven or more days notice by either the Government Fund or the borrower and bear interest at a variable rate. The Government Fund relies on master demand notes, in part, to provide daily liquidity. To the extent that the Government Fund cannot obtain liquidity through master demand notes, it may be required to maintain a larger cash position, invest more assets in securities with current maturities or dispose of assets at a gain or loss to maintain sufficient liquidity.



CREDIT ENHANCEMENT



Certain of the Prime Fund's and the Municipal Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Prime

Fund and the Municipal Fund and affect their share prices. The Municipal Fund may have more than 25% of its total assets invested in securities credit-

enhanced by banks.



DEMAND FEATURES



The Prime Fund and the Municipal Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Funds. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Funds use these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS



Each of the Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.



A Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.



RESTRICTED AND ILLIQUID SECURITIES



The Prime Fund and the Municipal Fund may invest in restricted securities.

Restricted securities are any securities in which the Funds may invest pursuant to their investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Directors, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Funds will limit their purchase, together with other illiquid securities, to 10% of their net assets.



INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES



Each Fund may invest its assets in securities of other investment companies,

including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and,

therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.



LENDING OF PORTFOLIO SECURITIES



In order to generate additional income, the Prime Fund and the Government

Fund may lend their portfolio securities on a short-term or long-term basis,

or both, to broker/dealers, banks, or other institutional borrowers of securities. The Prime Fund and the Government Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the

Directors and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.



CONCENTRATION OF INVESTMENTS



As a matter of fundamental policy, the Prime Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S.

government securities and domestic bank instruments shall not be considered investments in any one industry.



MORE ABOUT THE MUNICIPAL FUND



PARTICIPATION INTERESTS



The Municipal Fund may purchase interests in Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Municipal Fund to treat the income from the investment as exempt from federal income tax. The

Municipal Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.



MUNICIPAL LEASES



Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.



TEMPORARY INVESTMENTS



From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Municipal Fund may invest in tax-exempt or taxable securities, all of comparable quality to other securities in which the Municipal Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of

$100,000,000 at the time of investment; and repurchase agreements

(arrangements in which the organization selling the Municipal Fund a temporary investment agrees at the time of sale to repurchase it at a mutually agreed upon time and price).



Although the Municipal Fund is permitted to make taxable, temporary investments, there is no current intention to do so. However, the interest from certain Municipal Securities is subject to the federal alternative minimum tax.



MUNICIPAL SECURITIES



Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.



Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.



The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds,

however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.



Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Municipal

Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities and participation interests,

or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Municipal Securities acceptable for purchase by the Municipal Fund could become limited.



The Municipal Fund may invest in Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Municipal Securities could involve an increased risk to the Municipal Fund should any of these related projects or facilities experience financial difficulties.



Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that,

as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected. The Municipal Fund's concentration in

Municipal Securities may entail a greater level of risk than other types of money market funds.



INVESTMENT LIMITATIONS



Each Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which a Fund sells a money market instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, each Fund may borrow up to one-third of the value of its total assets and pledge up to 10%

of its total assets to secure such borrowings.



The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.



The Treasury Fund and the Government Fund will not invest more than 10% of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.



FUND INFORMATION



MANAGEMENT OF THE FUNDS



BOARD OF DIRECTORS



The Funds are managed by a Board of Directors. The Directors are responsible for managing each Fund's business affairs and for exercising all the

Company's powers except those reserved for the shareholders. An Executive

Committee of the Board of Directors handles the Board's responsibilities between meetings of the Board.



INVESTMENT ADVISER



Investment decisions for each Fund are made by Federated Advisers, the Funds'

investment adviser, subject to direction by the Directors. The adviser continually conducts investment research and supervision for each Fund and is responsible for the purchase and sale of portfolio instruments.



ADVISORY FEES



The adviser receives an annual investment advisory fee equal to 0.50% of each

Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of a Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.



ADVISER'S BACKGROUND



Federated Advisers, a Delaware business trust, organized on April 11, 1989,

is a registered investment adviser under the Investment Advisers Act of 1940.

It is a subsidiary of Federated Investors, Inc. All of the Class A (voting)

shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors,

Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue,

who is President and Director of Federated Investors, Inc.



Federated Advisers and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees,

Federated continues to be led by the management who founded the company in

1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.



Both the Company and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage each Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to a

Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions;

prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by a Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.



DISTRIBUTION OF SHARES



Federated Securities Corp. is the principal distributor for shares of each

Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated

Securities Corp. is a subsidiary of Federated Investors, Inc.



DISTRIBUTION PLAN AND SHAREHOLDER SERVICES



Under a distribution plan adopted in accordance with Rule 12b-1 under the

Investment Company Act of 1940 (the "Plan"), the distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers to provide distribution and/or administrative services as agents for their clients or customers. These services may include, but are not limited to the following functions:

providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer as necessary or beneficial to establish and maintain shareholder accounts and records;

processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Funds; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Funds reasonably requests.



The distributor will pay financial institutions a fee based upon shares subject to the Plan and owned by their clients or customers. The schedules of such fees and the basis upon such fees will be paid will be determined from time to time by the Directors of the Funds provided that for any period the total amount of these fees shall not exceed an annual rate of 0.35% of the average net asset value of shares subject to the Plan held during the period by clients or customers of financial institutions. The current annual rate of such fees is 0.35%. Any fees paid by the distributor under the Plan will be reimbursed from the assets of a Fund.



In addition, each Fund has entered into a Shareholder Services Agreement with

Federated Shareholder Services, a subsidiary of Federated Investors, Inc.,

under which a Fund may make payments up to 0.25% of the average daily net asset value of its shares to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder

Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by each Fund and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS



In addition to payments made pursuant to the Distribution Plan and

Shareholder Services Agreement, Federated Securities Corp. and Federated

Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services,

distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Funds' investment adviser or its affiliates.



ADMINISTRATION OF THE FUNDS



ADMINISTRATIVE SERVICES



Federated Services Company, a subsidiary of Federated Investors, Inc.,

provides administrative personnel and services (including certain legal and financial reporting services)

necessary to operate the Funds at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated

Investors, Inc. specified below:





 MAXIMUM                AVERAGE AGGREGATE

   FEE                  DAILY NET ASSETS


 0.150%                on the first $250million

 0.125%                on the next $250million

 0.100%                on the next $250million

 0.075%           on assets in excess of $750million




The administrative fee received during any fiscal year shall be at least

$125,000 per portfolio and $30,000 per each additional class of shares.

Federated Services Company may choose voluntarily to waive a portion of its fee.



NET ASSET VALUE



Each Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting total liabilities from total assets and dividing the remainder by the number of shares outstanding.

The Funds cannot guarantee that their net asset values will always remain at

$1.00 per share.



The net asset value is determined at 12:00 p.m., 3:00 p.m. (Eastern time),

and as of the close of trading (normally 4:00 p.m., Eastern time) on the

New York Stock Exchange, Monday through Friday, except on New Year's Day,

Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



HOW TO PURCHASE SHARES



Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days which the New York Stock

Exchange is open for business. Shares may be purchased as described below,

either through a financial institution (such as a bank or broker/dealer) or by wire or by check directly from the Funds, with a minimum initial investment of $10,000 or more or additional investments of as little as $500.

Financial institutions may impose different minimum investment requirements on their customers.



In connection with any sale, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The

Funds reserve the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.



PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION



Investors may purchase shares through a financial institution which has a sales agreement with the distributor. Orders are considered received when a

Fund receives payment by wire or converts payment by check from the financial institution into federal funds. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.



PURCHASING SHARES BY WIRE



Shares may be purchased by Federal Reserve wire by calling the appropriate

Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) in order to begin earning dividends that same day. Federal funds should be wired as follows: Federated Shareholder

Services Company, c/o State Street Bank and Trust Company, Boston, MA;

Attention: EDGEWIRE; For Credit to: Fund Name; Fund Number (this number can be found on the account statement or by contacting the Funds); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028.

Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



PURCHASING SHARES BY CHECK



Shares may be purchased by sending a check to Federated Shareholder

Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to the name of the appropriate Fund. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.



SPECIAL PURCHASE FEATURES



SYSTEMATIC INVESTMENT PROGRAM



A minimum of $100 can be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in Fund shares. Shareholders should contact their financial institution or the Funds to participate in this program.



HOW TO REDEEM SHARES



Shares are redeemed at their net asset value next determined after Federated

Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Funds compute their net asset value.

Redemption requests must be received in proper form and can be made as described below.



REDEEMING SHARES THROUGH A FINANCIAL INSTITUTION



Shares may be redeemed by contacting the shareholder's financial institution. Shares will be redeemed at the net asset value next determined after Federated Shareholder Services Company receives the redemption request. According to the shareholder's instructions, redemption proceeds can be sent to the financial institution or to the shareholder by check or by wire. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions.

Customary fees and commissions may be charged by the financial institution for this service.



REDEEMING SHARES BY TELEPHONE



Redemptions in any amount may be made by calling the Funds provided the Fund has a properly completed authorization form. These forms can be obtained from

Federated Securities Corp. Proceeds from redemption requests received before

3:00 p.m. (Eastern time) for the Prime Fund, the Treasury Fund, and the

Government Fund and 12:00 p.m. (Eastern time) for the Municipal Fund will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Under limited circumstances, arrangements may be made with the distributor for same-day payment of proceeds, without that day's dividend,

for redemption requests received before 2:00 p.m. (Eastern time). Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions may be recorded and if reasonable procedures are not followed by the Funds, they may be liable for losses due to unauthorized or fraudulent telephone instructions.



In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming

Shares by Mail" should be considered. If at any time the Funds shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.



REDEEMING SHARES BY MAIL



Shares may be redeemed in any amount by mailing a written request to:

Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600.

If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted

above.



The written request should state: the Fund name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request.

Dividends are paid up to and including the day that a redemption request is processed.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Funds or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal

Deposit Insurance Corporation; a member firm of a domestic stock exchange; or

any other "eligible guarantor institution," as defined in the Securities

Exchange Act of 1934. The Funds do not accept signatures guaranteed by a notary public.



SPECIAL REDEMPTION FEATURES



CHECK WRITING



Upon request, a checking account will be established to allow shareholders to redeem their Fund shares. Shareholder accounts will continue to receive the daily dividend declared on the shares to be redeemed until the check is presented to UMB Bank, Warsaw, the bank responsible for administering the check writing program, for payment. However, checks should never be made payable or sent to UMB Bank, Warsaw or a Fund to redeem shares, and a check may not be written to close an account.



DEBIT CARD



Upon request, a debit account will be established. This account allows shareholders to redeem shares by using a debit card. A fee will be charged to the account for this service.



SYSTEMATIC WITHDRAWAL PROGRAM



If a shareholder's account has a value of at least $10,000, other than retirement accounts subject to required minimum distributions, a systematic withdrawal program may be established whereby automatic redemptions are made from the account and transferred electronically to any commercial bank,

savings bank, or credit union that is an ACH member. Shareholders may apply for participation in this program through their financial institutions or the

Funds.



ACCOUNT AND SHARE INFORMATION



DIVIDENDS



Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Funds unless cash payments are requested by writing to the Funds. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.



CAPITAL GAINS



The Funds do not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Funds will distribute in cash or additional shares any realized net capital gains at least once every 12 months.



ACCOUNT ACTIVITY



Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Funds will not issue share certificates.



ACCOUNTS WITH LOW BALANCES



Due to the high cost of maintaining accounts with low balances, the Funds may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $10,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.



VOTING RIGHTS



Each share of the Company owned by a shareholder gives that shareholder one vote in Director elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Company have equal voting rights,

except that in matters affecting only a particular portfolio, only shareholders of that portfolio are entitled to vote. The Company is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Company's or a Fund's operation and for election of Directors under certain circumstances.



Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting shall be called by the Directors upon the written request of shareholders owning at least 10% of the outstanding shares of the

Company.



As of September 4, 1998, McDonald & Co. Securities, Inc., Cincinnati, Ohio,

owned 30.43% of the voting securities of the Municipal Fund, and, therefore,

may, for certain purposes, be deemed to control the Municipal Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.



TAX INFORMATION



FEDERAL INCOME TAX



The Funds will pay no federal income tax because they expect to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the

Company's other portfolios will not be combined for tax purposes with those realized by any other Fund.



Shareholders of the Municipal Fund are not required to pay the federal regular income tax on any dividends received from the Municipal Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax

Reform Act of 1986, dividends representing net interest earned on certain

"private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Municipal Fund may purchase,

within the limits of its investment policies, all types of municipal bonds,

including private activity bonds.



The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.



Dividends of the Municipal Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.



These tax consequences apply whether dividends are received in cash or as additional shares.



STATE AND LOCAL TAXES



Because interest received by the Municipal Fund may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Municipal Fund. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.



PERFORMANCE INFORMATION



From time to time, the Funds advertise their yield, effective yield, tax-

equivalent yield, and total return.



Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the Municipal Fund's tax-exempt yield,

assuming a specific tax rate.



Total return represents the change, over a specified period of time, in the value of an investment in a Fund after reinvesting all income distributions.

It is calculated by dividing that change by the initial investment and is expressed as a percentage.



From time to time, advertisements for the Funds may refer to ratings,

rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.



[Graphic]



CASH TRUST SERIES, INC.



Prime Cash Series,

Treasury Cash Series,

Government Cash Series,

Municipal Cash Series



PROSPECTUS

SEPTEMBER 30, 1998



Portfolios of Cash Trust Series, Inc., an

Open-End Management Investment Company



CASH TRUST SERIES, INC.



Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000





DISTRIBUTOR



Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779





INVESTMENT ADVISER



Federated Advisers

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779





CUSTODIAN



State Street Bank and

Trust Company

P.O. Box 8600

Boston, MA 02266-8600



TRANSFER AGENT

AND DIVIDEND

DISBURSING AGENT



Federated Shareholder

Services Company

P.O. Box 8600

Boston, MA 02266-8600



INDEPENDENT AUDITORS



Deloitte & Touche LLP

2500 One PPG Place

Pittsburgh, PA 15222



[Graphic]



Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com





Cusip 147551105

Cusip 147551402

Cusip 147551204

Cusip 147551303

G00861-01 (9/98)



[Graphic]